The Putnam
Fund for Growth
and Income


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-03

[GRAPHIC OMITTED: GREENLEAF]

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

You may have read recent press coverage regarding investigations involving Putnam Investments. Last month all Putnam shareholders were sent a letter detailing the steps being taken by Putnam to address the issues raised by federal and state regulators. Since then, a number of remedial actions, some of which were discussed in last month's letter, are being instituted under the terms of an order from the Securities and Exchange Commission (SEC). These include stringent employee trading restrictions, enhanced compliance standards and systems, new redemption fees for certain fund shares held less than three months, and a process for making full monetary restitution for any losses to fund shareholders. This process will be directed by an independent third party approved by the SEC and by Putnam's Board of Trustees.

The Board is also continuing its own independent investigation of these issues and when complete a report will be issued detailing the additional steps being taken to make sure that nothing like this happens at Putnam again. We believe that the new senior management team at Putnam is fully committed to re-establishing the firm as a model for the highest ethical standards in the mutual fund industry. Our Board is committed to working with Putnam's management to ensure that everything possible is done to restore your full confidence in the Putnam organization.

We are pleased to report that for the fiscal year ended October 31, 2003, The Putnam Fund for Growth and Income delivered strong returns that were in line with its Lipper peer group average. The fund's focus on higher-quality stocks, however, kept it from participating fully in the stock market's rally during the period. As a result, it underperformed its benchmark index. On the following pages you will find a summary as well as the management team's in-depth discussion of performance and strategy. The managers also provide their view of prospects for the fiscal year that has just begun.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

December 17, 2003


Report from Fund Management

Fund highlights

* The Putnam Fund for Growth and Income's class A shares posted a return of 20.40% at net asset value (NAV) for the annual period ended October 31, 2003. The return at public offering price (POP) was 13.49%.

* The fund underperformed its benchmark, the S&P 500/Barra Value Index, which returned 24.82%. This was due, in part, to weakness in the fund's health-care holdings, and our more conservative allocation to low-quality stocks that rallied strongly.

* At NAV, the fund's return was in line with the average for the Lipper Large-Cap Value Funds category, which was 20.69%.

* See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.


Performance commentary

We are pleased to report that your fund achieved positive results for the annual period ended October 31, 2003. The fund's economically sensitive holdings, including those in the basic materials, capital goods, technology, and retail sectors, contributed strongly to returns. However, the portfolio's more defensive positions, particularly those in the health-care and consumer staples sectors, underperformed and held back performance. The fund's bias in favor of high-quality stocks kept it from participating fully in the equity rally that chiefly benefited what we consider lower-quality stocks. As a general rule, the fund has relatively little exposure to such stocks, which are riskier because they generally carry more debt and their cash flows may be less sustainable over the long term. The fund underperformed its benchmark, the S&P 500/Barra Value Index. One explanation is that the value stocks included in the benchmark index are selected strictly on the basis of their price-to-book ratios, whereas your fund's management team incorporates yields and other metrics into our valuation calculations when evaluating prospective holdings. As a result, your fund tended to have greater exposure to consumer staples and health care, while the benchmark had greater exposure to cyclical stocks, which outperformed during the period.

FUND PROFILE

The Putnam Fund for Growth and Income seeks capital growth and current income by investing primarily in undervalued stocks of large, established, dividend-paying companies. The fund may be appropriate for investors who wish to diversify a portfolio that emphasizes growth investments.


Market overview

Over the past 12 months, advances in the equities market have been clearly supported by more favorable economic reports and improving investor sentiment. Corporate profitability began to recover and the credit environment benefited from fewer losses and delinquencies. Both productivity and demand were up. Corporate governance and accountability came to be viewed in a more positive light. Inflation and interest rates remained low. A rally took hold, first among the lowest-quality stocks, as investors demonstrated their renewed appetite for risk. Eventually all sectors of the equities market rose, with the biggest gains going to cyclical stocks -- those that are most sensitive to changes in industrial production, manufacturing, and capital spending. Meanwhile, stocks that were perceived as defensive, or potentially less rewarding, languished.

Health-care stocks, in general, were the weakest performers during the period. In keeping with their defensive character, they did not benefit significantly from improvements in investor psychology and the credit environment. The pharmaceutical industry failed to keep up with the market because of concerns about drug re-importation and patent expirations, and because investors focused their attention elsewhere. As stocks outperformed bonds, small- and mid-capitalization stocks fared better than large caps.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 10/31/03
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500/Barra Value Index (large-company value stocks)                 24.82%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                21.81%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     20.80%
-------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) World Index
(global stocks)                                                        23.71%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.90%
-------------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index
(intermediate-maturity U.S. Treasury bonds)                             2.29%
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          5.12%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 10/31/03.
-------------------------------------------------------------------------------

Strategy overview

As the equity market recovered, your fund continued to invest according to its long-standing principles. We sought high-quality, large-cap stocks priced well below our estimation of their true worth. We maintained a highly diversified portfolio, with holdings representing every industry sector. As a general rule, the fund's management team does not make large sector bets. We will, however, adjust weightings as conditions warrant, to take advantage of market trends, or to avoid trouble spots. During the period, we kept the fund underweighted in the telecommunications sector, which continued to suffer from excess capacity that was built up in the late 1990s. This underweighting proved beneficial, as the sector has advanced only slightly over the calendar year to date, amid strong gains in other sectors. We also maintained a beneficial underweighting in the energy sector, which has been volatile. We reduced, somewhat, the fund's exposure to the health-care sector, because of continuing regulatory uncertainty. We added selectively to economically sensitive holdings, including basic materials, industrials, and capital goods. We also added selectively to names within the aerospace/defense sector. We reduced the fund's exposure to the technology sector as it advanced strongly, taking profits on several holdings.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                    as of 4/30/03            as of 10/31/03

Banking                 11.6%                    11.7%

Financial                8.7%                     8.2%

Pharmaceuticals         10.2%                     8.1%

Oil and gas              6.9%                     6.5%

Insurance                5.3%                     5.2%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

In this section, we discuss the portfolio's most significant contributors to performance during the period. As you will see, they were not necessarily among the fund's top ten holdings. This is not unusual in a highly diversified fund such as the Putnam Fund for Growth and Income.

Tyco International was a positive contributor for the year, and had especially strong performance over the second half of the fiscal year. A full year has passed since new top management was installed, and we believe the company has, for the most part, moved beyond the accounting, balance sheet, and liquidity issues that had caused the stock price to drop so precipitously in 2001 and 2002. While, in our opinion, the company's operations have not yet benefited from the cyclical economic recovery, they have stabilized, and the stock price has appreciated accordingly. We believe the stock remains undervalued and still has attractive upside potential. The fund maintained a large position in Tyco shares.

We added substantially to the fund's positions in Lowe's and Home Depot, both of which are specialty retailers in the home-improvement market. The stocks benefited from a cyclical increase in spending, and the fund continues to hold these positions.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 Citigroup, Inc.
   Financial

 2 Pfizer, Inc.
   Pharmaceuticals

 3 Exxon Mobil Corp.
   Oil and gas

 4 American International Group, Inc.
   Insurance

 5 General Electric Co.
   Conglomerates

 6 Altria Group, Inc.
   Tobacco

 7 Hewlett-Packard Co.
   Computers

 8 Fannie Mae
   Financial

 9 Bank of America Corp.
   Banking

10 U.S. Bancorp
   Banking

Footnote reads:
These holdings represent 26.8% of the fund's net assets as of 10/31/03. The fund's holdings will change over time.


The fund's position in Edison International, California's second-largest utility company, proved rewarding over the period. Thanks to more stable natural gas prices and a clearer regulatory situation, the company is making steady progress recovering from California's 2001 energy crisis. Earnings have recovered dramatically, and the company recently resumed payment of dividends on its preferred shares. We believe the resumption of dividends on common shares cannot be far behind. The market seems to share our view, and the stock price has continued to climb.

Within the financial sector, economically sensitive industries such as credit card companies and investment banks and brokerages outperformed other sub-sectors. We added significantly to the fund's positions in MBNA and Capital One early in the calendar year. These credit companies were considered to be at risk last year when economic news was overwhelmingly pessimistic. However, over the course of the year, credit losses and delinquencies lessened, earnings growth was positive, and the stocks' valuations recovered. The fund's largest holding, Citigroup, a large, diversified financial company, also benefited from exposure to credit markets and capital markets, as did fund holding Merrill Lynch. In the less economically sensitive areas of the financial sector, the results have not been so beneficial. The fund's positions in Fannie Mae and Freddie Mac, both federally chartered, stockholder-owned companies, did not lose money, but they lagged the market. Accounting issues at Freddie Mac, and ongoing discussions about whether these agencies should be regulated by the Treasury Department, resulted in lackluster performance for the period. We continue to like the stocks' prospects, and these names represent relatively large positions in the portfolio.

The fund's largest sector overweighting, relative to its benchmark, is health care. Unfortunately, as we've noted, the sector underperformed the market and dampened the fund's return. Pharmaceutical stocks, in particular, were weak, as investors remained concerned about patent expirations, the difficulty of bringing new drugs to market, and the potential erosion of profits caused by Canadian drug imports. Despite positive news that Pfizer, the fund's second-largest holding, had completed its merger with Pharmacia, was integrating well, and had hit its earnings targets, Pfizer shares underperformed over the year by not appreciating in a rising market. We are quite confident that this holding will reward shareholders in the future. Shares of Abbott Laboratories also remained about flat. Merck and Schering-Plough declined.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Large-Cap Value Team. The members of the team are Hugh Mullin (Portfolio Leader), David L. King (Portfolio Member), Christopher Miller (Portfolio Member), Michael Abata, Bart Geer, Deborah Kuenstner, Cole Lannum, and Jeanne Mockard.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Our short-term and long-term outlook for the fund remains quite positive. However, having just completed 13 months of strong equity returns, the environment now offers somewhat fewer obvious value plays than we were seeing a year ago. Therefore, going forward, we think it is prudent for shareholders to expect annual returns that are more in line with long-term historic levels. Valuations on many of the larger-capitalization stocks have become more attractive, relative to smaller caps. We are hopeful that large-cap stocks may soon lead the market and displace smaller-cap stocks, which have led the rally since the recovery began. We are seeing strong dividend growth from large companies. For example, Citigroup increased its dividend by 75%, while Wells Fargo increased its dividend by 60%. These are not trivial amounts, and the trend toward increasing dividends, which was spurred, in part, by dividend tax reform, may directly benefit the fund. The portfolio emphasizes dividend-paying stocks, and a large majority of the portfolio's holdings pay dividends.

We believe that economic and profit recovery will continue over the near term. The companies the fund invests in are likely to reap more benefits from their intense cost reduction efforts and increased revenues. This may be particularly true for global companies that are being helped by the lower value of the U.S. dollar. We believe interest rates will remain low in the near term, but may rise next year.

All in all, our outlook is favorable and we look forward to helping you achieve your financial goals through prudent, disciplined investing and ongoing risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended October 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.



-------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 10/31/03
-------------------------------------------------------------------------------------------------
                         Class A         Class B          Class C           Class M      Class R
(inception dates)       (11/6/57)       (4/27/92)        (7/26/99)         (5/1/95)     (1/21/03)
-------------------------------------------------------------------------------------------------
                      NAV      POP     NAV     CDSC     NAV     CDSC     NAV      POP      NAV
-------------------------------------------------------------------------------------------------
1 year              20.40%   13.49%  19.51%   14.51%  19.44%   18.44%  19.78%   15.61%   20.22%
-------------------------------------------------------------------------------------------------
5 years              6.05    -0.07    2.13     0.52    2.22     2.22    3.43    -0.20     4.86
Annual average       1.18    -0.01    0.42     0.10    0.44     0.44    0.68    -0.04     0.95
-------------------------------------------------------------------------------------------------
10 years           132.67   119.28  115.70   115.70  115.90   115.90  121.19   113.49   127.12
Annual average       8.81     8.17    7.99     7.99    8.00     8.00    8.26     7.88     8.55
-------------------------------------------------------------------------------------------------
Annual average
(life of fund)      12.33    12.19   11.29    11.29   11.49    11.49   11.57    11.48    12.05
-------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.


-------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/03
-------------------------------------------------------------------
                                                             Lipper
                                       S&P 500/           Large-Cap
                                    Barra Value         Value Funds
                                          Index   category average*
-------------------------------------------------------------------
1 year                                    24.82%             20.69%
-------------------------------------------------------------------
5 years                                   11.95              11.59
Annual average                             2.28               2.07
-------------------------------------------------------------------
10 years                                 154.18             137.52
Annual average                             9.78               8.90
-------------------------------------------------------------------
Annual average
(life of fund)                               --+                --+
-------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 10/31/03, there were 405, 212, and 83 funds, respectively, in this Lipper category.

+ The fund's benchmark and Lipper category were not in existence at the time of the fund's inception. The S&P 500/Barra Value Index commenced 12/31/74. The fund's Lipper category commenced 12/31/59.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 10/31/93 to 10/31/03

          Fund's class A          S&P 500/
Date       shares at POP     Barra Value Index

10/31/93       9,425               10,000
10/31/94       9,684               10,219
10/31/95      11,911               12,572
10/31/96      14,757               15,666
10/31/97      18,438               20,320
10/31/98      20,678               22,705
10/31/99      23,392               27,022
10/31/00      24,308               29,638
10/31/01      21,354               24,180
10/31/02      18,213               20,364
10/31/03     $21,928              $25,418

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $21,570 and $21,590, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $22,119 ($21,349 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $22,712. See first page of performance section for performance calculation method.



----------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/03
----------------------------------------------------------------------------------
                            Class A     Class B    Class C     Class M     Class R
----------------------------------------------------------------------------------
Distributions (number)         4           4          4           4           3
----------------------------------------------------------------------------------
Income                       $0.200      $0.091     $0.090      $0.126      $0.129
----------------------------------------------------------------------------------
Capital gains                  --          --         --          --          --
----------------------------------------------------------------------------------
Total                        $0.200      $0.091     $0.090      $0.126      $0.129
----------------------------------------------------------------------------------
Share value:              NAV      POP     NAV        NAV     NAV     POP     NAV
----------------------------------------------------------------------------------
10/31/02               $13.95  $14.80   $13.75     $13.90  $13.86  $14.36      --
----------------------------------------------------------------------------------
1/21/03*                   --      --       --         --      --      --  $14.58
----------------------------------------------------------------------------------
10/31/03                16.57   17.58    16.33      16.50   16.46   17.06   16.58
----------------------------------------------------------------------------------
Current return
(end of period)
----------------------------------------------------------------------------------
Current dividend rate 1 1.21%   1.14%    0.51%      0.51%   0.73%   0.70%   0.92%
----------------------------------------------------------------------------------
Current 30-day
SEC yield 2             1.40    1.32     0.67       0.67    0.91    0.88    1.15
----------------------------------------------------------------------------------


* Inception date of class R shares.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.



-------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03 (MOST RECENT CALENDAR QUARTER)
-------------------------------------------------------------------------------------------------------
                           Class A           Class B           Class C           Class M       Class R
(inception dates)         (11/6/57)         (4/27/92)         (7/26/99)          (5/1/95)     (1/21/03)
-------------------------------------------------------------------------------------------------------
                        NAV       POP      NAV     CDSC      NAV     CDSC      NAV      POP      NAV
-------------------------------------------------------------------------------------------------------
1 year                22.78%    15.73%   21.87%   16.87%   21.78%   20.78%   22.15%   17.85%   22.52%
-------------------------------------------------------------------------------------------------------
5 years                8.34      2.09     4.32     2.67     4.43     4.43     5.68     2.00     7.03
Annual average         1.61      0.41     0.85     0.53     0.87     0.87     1.11     0.40     1.37
-------------------------------------------------------------------------------------------------------
10 years             125.33    112.40   109.03   109.03   109.13   109.13   114.23   106.75   119.86
Annual average         8.46      7.82     7.65     7.65     7.66     7.66     7.92     7.53     8.20
-------------------------------------------------------------------------------------------------------
Annual average
(life of fund)        12.23     12.08    11.18    11.18    11.39    11.39    11.46    11.38    11.95
-------------------------------------------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charges or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of developed and emerging markets.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P 500/Barra Value Index is an unmanaged index of capitalization-weighted stocks chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

To the Trustees and Shareholders of
The Putnam Fund for Growth and Income

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Putnam Fund for Growth and Income (the "fund") at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 5, 2003


The fund's portfolio
October 31, 2003

Common stocks (97.8%) (a)
Number of shares                                                          Value

Aerospace and Defense (2.7%)
-------------------------------------------------------------------------------
     5,136,792 Boeing Co. (The)                                    $197,715,124
     2,066,474 Lockheed Martin Corp.                                 95,801,735
       680,765 Northrop Grumman Corp.                                60,860,391
     3,376,000 Raytheon Co.                                          89,396,480
       805,900 Rockwell Collins, Inc.                                22,121,955
       929,800 United Technologies Corp.                             78,744,762
                                                                 --------------
                                                                    544,640,447

Airlines (0.3%)
-------------------------------------------------------------------------------
     3,150,369 Southwest Airlines Co.                                61,117,159

Automotive (0.5%)
-------------------------------------------------------------------------------
     5,226,739 Ford Motor Co.                                        63,400,344
       690,487 Lear Corp. (NON)                                      40,110,390
                                                                 --------------
                                                                    103,510,734

Banking (11.7%)
-------------------------------------------------------------------------------
       574,710 AmSouth Bancorporation                                13,574,650
     5,312,898 Bank of America Corp.                                402,345,766
     7,399,509 Bank of New York Co., Inc. (The)                     230,790,686
       770,700 Bank One Corp.                                        32,716,215
     1,221,099 BB&T Corp.                                            47,219,898
     2,726,000 Fifth Third Bancorp                                  157,998,960
        64,522 First Tennessee National Corp.                         2,926,718
     2,367,704 FleetBoston Financial Corp.                           95,631,565
       489,600 M&T Bank Corp.                                        45,973,440
     2,056,651 National City Corp.                                   67,170,222
       285,500 Northern Trust Corp.                                  13,261,475
       689,355 Sovereign Bancorp, Inc.                               14,345,478
     2,467,600 State Street Corp.                                   129,203,536
     1,724,000 Synovus Financial Corp.                               47,582,400
    14,542,860 U.S. Bancorp                                         395,856,649
     1,859,440 Wachovia Corp.                                        85,292,513
     4,402,607 Washington Mutual, Inc.                              192,614,056
     6,825,443 Wells Fargo & Co.                                    384,408,950
       495,295 Zions Bancorp.                                        30,356,631
                                                                 --------------
                                                                  2,389,269,808

Beverage (2.3%)
-------------------------------------------------------------------------------
       314,400 Anheuser-Busch Cos., Inc.                             15,487,344
     6,614,394 Coca-Cola Co. (The)                                  306,907,882
     3,238,002 Coca-Cola Enterprises, Inc.                           65,278,120
     3,326,536 Pepsi Bottling Group, Inc. (The)                      74,148,487
                                                                 --------------
                                                                    461,821,833

Building Materials (0.4%)
-------------------------------------------------------------------------------
     3,014,300 Masco Corp.                                           82,893,250

Cable Television (0.3%)
-------------------------------------------------------------------------------
       749,000 Comcast Corp. Class A (NON)                           25,406,080
     1,194,000 Comcast Corp. Class A (Special) (NON)                 38,948,280
                                                                 --------------
                                                                     64,354,360

Chemicals (2.4%)
-------------------------------------------------------------------------------
       909,200 Avery Dennison Corp.                                  47,805,736
     5,942,036 Dow Chemical Co. (The)                               223,955,337
     1,886,700 E.I. du Pont de Nemours & Co.                         76,222,680
       976,200 Hercules, Inc. (NON)                                  10,201,290
     2,326,724 PPG Industries, Inc.                                 134,135,639
                                                                 --------------
                                                                    492,320,682

Coal (0.1%)
-------------------------------------------------------------------------------
       487,600 Arch Coal, Inc.                                       11,946,200

Commercial and Consumer Services (0.2%)
-------------------------------------------------------------------------------
       794,958 H&R Block, Inc.                                       37,434,572

Computers (2.8%)
-------------------------------------------------------------------------------
    22,297,330 Hewlett-Packard Co.                                  497,453,432
       533,200 Lexmark International, Inc. (NON)                     39,248,852
    11,569,300 Sun Microsystems, Inc. (NON)                          45,814,428
                                                                 --------------
                                                                    582,516,712

Conglomerates (5.1%)
-------------------------------------------------------------------------------
        57,498 Berkshire Hathaway, Inc. Class B (NON)               149,063,565
    17,867,883 General Electric Co.                                 518,347,286
     2,895,327 Honeywell International, Inc.                         88,625,959
       975,578 Textron, Inc.                                         48,476,471
    11,829,049 Tyco International, Ltd. (Bermuda)                   246,990,543
                                                                 --------------
                                                                  1,051,503,824

Consumer Finance (1.8%)
-------------------------------------------------------------------------------
     1,438,046 Capital One Financial Corp.                           87,433,197
    11,154,374 MBNA Corp.                                           276,070,757
       856,600 Providian Financial Corp. (NON)                        9,516,826
                                                                 --------------
                                                                    373,020,780

Consumer Goods (2.7%)
-------------------------------------------------------------------------------
     1,273,300 Colgate-Palmolive Co.                                 67,726,827
     1,741,285 Fortune Brands, Inc.                                 113,444,718
     1,155,300 Gillette Co. (The)                                    36,854,070
     1,145,700 Kimberly-Clark Corp.                                  60,504,417
       405,633 Newell Rubbermaid, Inc.                                9,248,432
     2,406,783 Procter & Gamble Co.                                 236,562,701
       325,228 Unilever NV (Netherlands)                             19,074,622
                                                                 --------------
                                                                    543,415,787

Consumer Services (0.2%)
-------------------------------------------------------------------------------
     7,104,800 Service Corp. International (NON)                     34,458,280

Containers (--%)
-------------------------------------------------------------------------------
       692,500 Owens-Illinois, Inc. (NON)                             8,517,750

Electric Utilities (3.5%)
-------------------------------------------------------------------------------
     7,498,385 CenterPoint Energy, Inc.                              73,559,157
       506,700 Dominion Resources, Inc.                              31,212,720
     1,347,900 Duke Energy Corp.                                     24,464,385
     6,618,217 Edison International (NON)                           130,445,057
     1,426,816 Entergy Corp.                                         76,905,382
     1,418,901 Exelon Corp.                                          90,029,268
     1,976,275 FirstEnergy Corp.                                     67,964,097
       540,000 FPL Group, Inc.                                       34,419,600
     4,942,343 PG&E Corp. (NON)                                     120,840,286
     1,560,779 Progress Energy, Inc.                                 67,269,575
                                                                 --------------
                                                                    717,109,527

Electrical Equipment (0.4%)
-------------------------------------------------------------------------------
     1,054,800 Emerson Electric Co.                                  59,859,900
       487,964 Rockwell International Corp.                          15,151,282
                                                                 --------------
                                                                     75,011,182

Electronics (0.9%)
-------------------------------------------------------------------------------
       883,183 Flextronics International, Ltd.
               (Singapore) (NON)                                     12,364,562
     2,687,300 Micron Technology, Inc. (NON)                         38,535,882
     6,085,100 Motorola, Inc.                                        82,331,403
     9,139,829 Solectron Corp. (NON)                                 50,634,653
                                                                 --------------
                                                                    183,866,500

Energy (0.9%)
-------------------------------------------------------------------------------
     4,652,463 Halliburton Co.                                      111,100,816
       963,600 Schlumberger, Ltd.                                    45,260,292
     1,647,200 Transocean Sedco Forex, Inc. (NON)                    31,609,768
                                                                 --------------
                                                                    187,970,876

Financial (8.2%)
-------------------------------------------------------------------------------
    19,722,378 Citigroup, Inc. (SEG)                                934,840,710
     6,479,201 Fannie Mae                                           464,493,920
     5,021,645 Freddie Mac                                          281,864,934
                                                                 --------------
                                                                  1,681,199,564

Food (1.9%)
-------------------------------------------------------------------------------
     2,648,825 Archer Daniels Midland Co.                            38,010,639
     2,861,153 ConAgra, Inc.                                         68,209,888
     2,361,654 H.J. Heinz Co.                                        83,437,236
       411,817 Hershey Foods Corp.                                   31,751,091
     2,030,414 Kellogg Co.                                           67,267,616
     1,914,833 Kraft Foods, Inc. Class A                             55,721,640
     2,211,252 Sara Lee Corp.                                        44,070,252
                                                                 --------------
                                                                    388,468,362

Forest Products and Packaging (1.0%)
-------------------------------------------------------------------------------
       365,300 Boise Cascade Corp.                                   10,246,665
       685,000 International Paper Co.                               26,954,750
     1,621,730 Smurfit-Stone Container Corp. (NON)                   25,136,815
     2,208,367 Weyerhaeuser Co.                                     133,009,944
                                                                 --------------
                                                                    195,348,174

Gaming & Lottery (0.4%)
-------------------------------------------------------------------------------
       937,458 Harrah's Entertainment, Inc.                          40,779,423
       962,099 MGM Mirage, Inc. (NON)                                34,154,515
                                                                 --------------
                                                                     74,933,938

Health Care Services (2.6%)
-------------------------------------------------------------------------------
       343,761 AmerisourceBergen Corp.                               19,515,312
       200,000 Anthem, Inc. (NON)                                    13,686,000
     2,126,089 Cardinal Health, Inc.                                126,162,121
     1,309,174 Caremark Rx, Inc. (NON)                               32,794,809
     2,042,435 CIGNA Corp.                                          116,520,917
       264,377 Express Scripts, Inc. Class A (NON)                   14,519,585
       812,079 Health Net, Inc. (NON)                                25,653,576
     1,934,400 McKesson Corp.                                        58,554,288
       353,448 Medco Health Solutions, Inc. (NON)                    11,734,474
       407,961 Quest Diagnostics, Inc.                               27,598,562
     1,031,362 UnitedHealth Group, Inc.                              52,475,699
       440,750 WellPoint Health Networks, Inc. (NON)                 39,182,675
                                                                 --------------
                                                                    538,398,018

Household Furniture and Appliances (0.5%)
-------------------------------------------------------------------------------
     1,411,907 Whirlpool Corp.                                       99,497,086

Insurance (5.2%)
-------------------------------------------------------------------------------
     3,943,823 ACE, Ltd. (Bermuda)                                  141,977,628
     9,072,777 American International Group, Inc.                   551,897,025
       191,000 Chubb Corp. (The)                                     12,760,710
       681,825 Fidelity National Financial, Inc.                     21,082,029
       425,000 Hartford Financial Services Group,
               Inc. (The)                                            23,332,500
     1,190,500 Metlife, Inc.                                         37,381,700
       605,000 Old Republic International Corp.                      21,743,700
       259,310 Radian Group, Inc.                                    13,717,499
     1,168,600 St. Paul Cos., Inc. (The)                             44,558,718
       444,885 Torchmark Corp.                                       19,521,554
     2,449,400 Travelers Property Casualty Corp.
               Class A                                               39,925,220
     3,991,068 Travelers Property Casualty Corp.
               Class B                                               65,333,783
       578,000 UnumProvident Corp.                                    9,461,860
       781,000 XL Capital, Ltd. Class A (Bermuda)                    54,279,500
                                                                 --------------
                                                                  1,056,973,426

Investment Banking/Brokerage (4.0%)
-------------------------------------------------------------------------------
       129,088 Goldman Sachs Group, Inc. (The)                       12,121,363
    10,310,691 JPMorgan Chase & Co.                                 370,153,807
       362,600 Legg Mason, Inc.                                      30,186,450
     5,492,500 Merrill Lynch & Co., Inc.                            325,156,000
     1,508,835 Morgan Stanley Dean Witter & Co.                      82,789,776
                                                                 --------------
                                                                    820,407,396

Lodging/Tourism (0.2%)
-------------------------------------------------------------------------------
     1,124,800 Marriott International, Inc. Class A                  48,591,360

Machinery (0.7%)
-------------------------------------------------------------------------------
     1,444,963 Ingersoll-Rand Co. Class A (Bermuda)                  87,275,765
       897,200 Parker-Hannifin Corp.                                 45,730,284
                                                                 --------------
                                                                    133,006,049

Media (2.6%)
-------------------------------------------------------------------------------
    13,325,215 Liberty Media Corp. Class A (NON)                    134,451,419
    11,366,600 Time Warner, Inc. (NON)                              173,795,314
     9,865,709 Walt Disney Co. (The)                                223,359,652
                                                                 --------------
                                                                    531,606,385

Medical Technology (--%)
-------------------------------------------------------------------------------
       269,600 Baxter International, Inc.                             7,165,968

Metals (1.0%)
-------------------------------------------------------------------------------
     5,957,000 Alcoa, Inc.                                          188,062,490
       819,208 Barrick Gold Corp.                                    15,949,980
                                                                 --------------
                                                                    204,012,470

Natural Gas Utilities (0.1%)
-------------------------------------------------------------------------------
       448,300 NiSource, Inc.                                         9,284,293
       351,426 Sempra Energy                                          9,769,643
       333,800 Southern Union Co. (NON)                               5,878,218
                                                                 --------------
                                                                     24,932,154

Office Equipment & Supplies (0.2%)
-------------------------------------------------------------------------------
     1,016,707 Pitney Bowes, Inc.                                    41,786,658

Oil & Gas (6.5%)
-------------------------------------------------------------------------------
       483,600 Amerada Hess Corp.                                    24,963,432
     1,329,461 Burlington Resources, Inc.                            64,664,983
     2,569,899 Chevron Texaco Corp.                                 190,943,496
     3,306,993 ConocoPhillips                                       188,994,650
       527,032 Devon Energy Corp.                                    25,561,052
    15,215,917 Exxon Mobil Corp.                                    556,598,244
     2,529,399 Marathon Oil Corp.                                    74,794,328
       760,655 Noble Corp. (Cayman Islands) (NON)                    26,113,286
       510,938 Occidental Petroleum Corp.                            18,015,674
     1,500,700 Royal Dutch Petroleum Co. ADR
               (Netherlands)                                         66,601,066
     2,817,627 Unocal Corp.                                          89,262,423
                                                                 --------------
                                                                  1,326,512,634

Pharmaceuticals (8.1%)
-------------------------------------------------------------------------------
     6,484,434 Abbott Laboratories                                  276,366,577
     4,326,996 Bristol-Myers Squibb Co.                             109,775,889
     1,983,196 Eli Lilly Co.                                        132,120,518
     3,319,542 King Pharmaceuticals, Inc. (NON)                      44,481,863
     4,879,015 Merck & Co., Inc.                                    215,896,414
    20,574,035 Pfizer, Inc.                                         650,139,506
     1,786,900 Schering-Plough Corp.                                 27,285,963
     4,329,932 Wyeth                                                191,123,198
                                                                 --------------
                                                                  1,647,189,928

Photography/Imaging (0.4%)
-------------------------------------------------------------------------------
       452,681 Eastman Kodak Co.                                     11,058,997
     6,889,532 Xerox Corp. (NON)                                     72,340,086
                                                                 --------------
                                                                     83,399,083

Publishing (0.1%)
-------------------------------------------------------------------------------
       280,700 McGraw-Hill Companies, Inc. (The)                     18,792,865

Railroads (1.5%)
-------------------------------------------------------------------------------
     1,169,201 Burlington Northern Santa Fe Corp.                    33,836,677
       460,000 Canadian National Railway Co.
               (Toronto Exchange) (Canada)                           27,692,000
     1,292,629 CSX Corp.                                             41,131,455
     2,208,608 Norfolk Southern Corp.                                44,503,451
     2,669,801 Union Pacific Corp.                                  167,129,543
                                                                 --------------
                                                                    314,293,126

Real Estate (0.3%)
-------------------------------------------------------------------------------
     2,270,642 Equity Office Properties Trust (R)                    63,600,682

Regional Bells (3.2%)
-------------------------------------------------------------------------------
     5,983,535 BellSouth Corp.                                      157,426,806
     1,625,200 Qwest Communications International,
               Inc. (NON)                                             5,736,956
     7,509,916 SBC Communications, Inc.                             180,087,786
     9,242,310 Verizon Communications, Inc.                         310,541,616
                                                                 --------------
                                                                    653,793,164

Restaurants (0.8%)
-------------------------------------------------------------------------------
       614,100 Darden Restaurants, Inc.                              12,865,395
     6,373,300 McDonald's Corp.                                     159,396,233
                                                                 --------------
                                                                    172,261,628

Retail (3.9%)
-------------------------------------------------------------------------------
       129,596 AutoZone, Inc. (NON)                                  12,454,176
       696,420 Federated Department Stores, Inc.                     33,114,771
     6,226,600 Home Depot, Inc. (The)                               230,820,062
     3,132,077 JC Penney Co., Inc. (Holding Co.)                     74,073,621
     2,903,661 Limited, Inc. (The)                                   51,104,434
     2,490,177 Lowe's Companies, Inc.                               146,746,131
     3,659,428 Office Depot, Inc. (NON)                              54,635,260
     1,416,798 RadioShack Corp.                                      42,489,772
     1,478,000 Rite Aid Corp. (NON)                                   8,468,940
     1,608,139 Staples, Inc. (NON)                                   43,130,288
     4,906,767 TJX Cos., Inc. (The)                                 102,993,039
                                                                 --------------
                                                                    800,030,494

Software (0.8%)
-------------------------------------------------------------------------------
       420,577 Amdocs, Ltd. (Guernsey) (NON)                          9,025,582
       811,944 BMC Software, Inc. (NON)                              14,111,587
     4,156,730 Computer Associates International, Inc.               97,766,290
     1,189,900 Microsoft Corp.                                       31,115,885
       206,318 Symantec Corp. (NON)                                  13,751,095
                                                                 --------------
                                                                    165,770,439

Technology Services (0.4%)
-------------------------------------------------------------------------------
     1,433,700 Automatic Data Processing, Inc.                       54,107,838
       984,816 SunGard Data Systems, Inc. (NON)                      27,624,089
                                                                 --------------
                                                                     81,731,927

Telecommunications (0.7%)
-------------------------------------------------------------------------------
     6,536,073 AT&T Wireless Services, Inc. (NON)                    47,386,529
     1,382,811 CenturyTel, Inc.                                      49,435,493
     2,339,762 Sprint Corp. (FON Group)                              37,436,192
                                                                 --------------
                                                                    134,258,214

Textiles (0.2%)
-------------------------------------------------------------------------------
       707,380 Jones Apparel Group, Inc.                             24,404,610
       385,000 Liz Claiborne, Inc.                                   14,202,650
                                                                 --------------
                                                                     38,607,260

Tobacco (2.5%)
-------------------------------------------------------------------------------
    10,786,687 Altria Group, Inc.                                   501,580,946

Toys (0.4%)
-------------------------------------------------------------------------------
     4,520,020 Mattel, Inc.                                          87,507,587

Waste Management (0.2%)
-------------------------------------------------------------------------------
       457,200 Republic Services, Inc.                               10,629,900
     1,258,300 Waste Management, Inc.                                32,615,136
                                                                 --------------
                                                                     43,245,036
                                                                 --------------
               Total Common stocks (cost $17,821,863,872)       $19,985,602,284

Convertible preferred stocks (0.4%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
     1,024,400 Ford Motor Company Capital Trust II
               $3.25 cum. cv. pfd.                                  $47,250,450
       629,000 Xerox Corp. 144A $3.75 cv. pfd.                       41,592,625
                                                                 --------------
               Total Convertible preferred stocks
               (cost $82,920,824)                                   $88,843,075

Convertible bonds and notes (0.3%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $11,845,000 Freeport-McMoRan Copper & Gold, Inc.
               144A cv.  sr. notes 8 1/4s, 2006                     $32,322,044
    21,660,000 Service Corp. International cv. sub.
               notes 6 3/4s, 2008                                    22,743,000
                                                                 --------------
               Total Convertible bonds and notes
               (cost $32,989,839)                                   $55,065,044

Short-term investments (1.3%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $65,345,100 Short-term investments held as
               collateral for loaned securities
               with yields ranging from 1.04% to
               1.07% and due dates ranging  from
               November 3, 2003 to December 22,
               2003 (d)                                             $65,299,096
   194,001,082 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 0.95% to 1.15%
               and due dates ranging from November
               3, 2003 to December 24, 2003 (d)                     194,001,082
                                                                 --------------
               Total Short-term investments (cost $259,300,178)    $259,300,178
-------------------------------------------------------------------------------
               Total Investments (cost $18,197,074,713)         $20,388,810,581
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $20,431,705,642.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2003.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.


Futures contracts outstanding at October 31, 2003

                                 Market      Aggregate   Expiration     Unrealized
                                  value      face value        date   depreciation
-----------------------------------------------------------------------------------
S&P 500 Index (Long)       $161,360,625    $161,431,110      Dec-03       $(70,485)
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
October 31, 2003

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $62,844,495
of securities on loan (identified cost $18,197,074,713)
(Note 1)                                                      $20,388,810,581
-------------------------------------------------------------------------------
Dividends, interest and other receivables                          36,094,260
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                             19,831,519
-------------------------------------------------------------------------------
Receivable for securities sold                                    393,613,791
-------------------------------------------------------------------------------
Total assets                                                   20,838,350,151

Liabilities
-------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                  70,485
-------------------------------------------------------------------------------
Payable for securities purchased                                   36,667,324
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                        271,708,789
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                       21,962,442
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          1,712,640
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)              1,035,555
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            4,913
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              6,677,207
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 65,299,096
-------------------------------------------------------------------------------
Other accrued expenses                                              1,506,058
-------------------------------------------------------------------------------
Total liabilities                                                 406,644,509
-------------------------------------------------------------------------------
Net assets                                                    $20,431,705,642

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                               $20,444,935,198
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                       44,704,662
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)          (2,249,599,601)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                      2,191,665,383
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                            $20,431,705,642

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($14,580,763,351 divided by 879,723,199 shares)                        $16.57
-------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $16.57)*                $17.58
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($3,886,994,511 divided by 237,982,831 shares)**                       $16.33
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($140,116,342 divided by 8,490,041 shares)**                           $16.50
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($196,090,641 divided by 11,912,240 shares)                            $16.46
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $16.46)*                $17.06
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($1,147 divided by 69 shares)                            $16.58
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($1,627,739,650 divided by 98,020,787 shares)            $16.61
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended October 31, 2003

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $804,087)                       $466,809,642
-------------------------------------------------------------------------------
Interest                                                            6,177,916
-------------------------------------------------------------------------------
Securities lending                                                    249,455
-------------------------------------------------------------------------------
Total investment income                                           473,237,013

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   84,704,666
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                     29,461,847
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                            254,444
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       83,898
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                              35,364,261
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                              37,284,835
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                               1,326,563
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                               1,488,362
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       4
-------------------------------------------------------------------------------
Other                                                              13,328,098
-------------------------------------------------------------------------------
Total expenses                                                    203,296,978
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                         (3,569,049)
-------------------------------------------------------------------------------
Net expenses                                                      199,727,929
-------------------------------------------------------------------------------
Net investment income                                             273,509,084
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                 (711,131,731)
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                    26,032,366
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                4,566,376
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts and written options during the year                   4,021,703,478
-------------------------------------------------------------------------------
Net gain on investments                                         3,341,170,489
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations           $3,614,679,573
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                        Year ended October 31
Increase (decrease) in net assets                       2003             2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                           $273,509,084     $291,729,074
-------------------------------------------------------------------------------
Net realized loss on investments                (680,532,989)  (1,056,052,854)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                 4,021,703,478   (2,941,714,272)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                      3,614,679,573   (3,706,038,052)
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income
    Class A                                     (191,160,490)    (221,847,122)
-------------------------------------------------------------------------------
    Class B                                      (23,318,908)     (31,686,180)
-------------------------------------------------------------------------------
    Class C                                         (808,059)        (863,838)
-------------------------------------------------------------------------------
    Class M                                       (1,706,613)      (2,166,618)
-------------------------------------------------------------------------------
    Class R                                               (9)              --
-------------------------------------------------------------------------------
    Class Y                                      (22,462,126)     (23,636,250)
-------------------------------------------------------------------------------
  From net realized long-term gain on investments
    Class A                                               --     (334,456,935)
-------------------------------------------------------------------------------
    Class B                                               --     (136,486,795)
-------------------------------------------------------------------------------
    Class C                                               --       (3,222,523)
-------------------------------------------------------------------------------
    Class M                                               --       (5,774,788)
-------------------------------------------------------------------------------
    Class Y                                               --      (28,277,539)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                      (2,746,182,781)  (2,770,082,056)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets          629,040,587   (7,264,538,696)

Net assets
-------------------------------------------------------------------------------
Beginning of year                             19,802,665,055   27,067,203,751
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $44,704,662 and
$11,461,971, respectively)                   $20,431,705,642  $19,802,665,055
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------


Per-share                                                   Year ended October 31
operating performance                  2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $13.95          $16.86          $19.81          $21.10          $20.44
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)               .23             .22             .21             .26             .28
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             2.59           (2.60)          (2.55)            .45            2.32
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  2.82           (2.38)          (2.34)            .71            2.60
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.20)           (.21)           (.25)           (.26)           (.28)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --            (.32)           (.36)          (1.74)          (1.66)
------------------------------------------------------------------------------------------------------------
Total distributions                    (.20)           (.53)           (.61)          (2.00)          (1.94)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $16.57          $13.95          $16.86          $19.81          $21.10
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                20.40          (14.71)         (12.15)           3.92           13.13
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $14,580,763     $14,095,214     $17,731,034     $20,159,272     $22,033,789
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               .90             .86             .82             .81             .79
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              1.53            1.33            1.14            1.38            1.32
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                32.71           29.94           36.90           52.23           50.36
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------


Per-share                                                   Year ended October 31
operating performance                  2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $13.75          $16.62          $19.53          $20.82          $20.19
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)               .11             .09             .07             .12             .12
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             2.56           (2.56)          (2.52)            .44            2.29
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  2.67           (2.47)          (2.45)            .56            2.41
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.09)           (.08)           (.10)           (.11)           (.12)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --            (.32)           (.36)          (1.74)          (1.66)
------------------------------------------------------------------------------------------------------------
Total distributions                    (.09)           (.40)           (.46)          (1.85)          (1.78)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $16.33          $13.75          $16.62          $19.53          $20.82
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                19.51          (15.37)         (12.80)           3.14           12.28
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $3,886,995      $4,009,396      $7,397,121     $10,163,817     $14,777,660
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              1.65            1.61            1.57            1.56            1.54
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               .78             .56             .39             .64             .57
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                32.71           29.94           36.90           52.23           50.36
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------
                                                                                                    For the
                                                                                                     period
                                                                                                   July 26,
                                                                                                   1999+ to
Per-share                                             Year ended October 31                      October 31
operating performance                  2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $13.90          $16.79          $19.75          $21.08          $22.07
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)               .12             .09             .07             .11             .02
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             2.57           (2.58)          (2.55)            .46            (.91)
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  2.69           (2.49)          (2.48)            .57            (.89)
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.09)           (.08)           (.12)           (.16)           (.10)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --            (.32)           (.36)          (1.74)             --
------------------------------------------------------------------------------------------------------------
Total distributions                    (.09)           (.40)           (.48)          (1.90)           (.10)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $16.50          $13.90          $16.79          $19.75          $21.08
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                19.44          (15.30)         (12.84)           3.16           (4.03)*
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $140,116        $132,854        $168,471        $117,763         $21,555
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              1.65            1.61            1.57            1.56             .41*
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               .78             .57             .38             .57             .12*
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                32.71           29.94           36.90           52.23           50.36
------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------


Per-share                                                   Year ended October 31
operating performance                  2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $13.86          $16.75          $19.68          $20.97          $20.33
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)               .15             .13             .12             .16             .17
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             2.58           (2.58)          (2.54)            .45            2.30
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  2.73           (2.45)          (2.42)            .61            2.47
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.13)           (.12)           (.15)           (.16)           (.17)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --            (.32)           (.36)          (1.74)          (1.66)
------------------------------------------------------------------------------------------------------------
Total distributions                    (.13)           (.44)           (.51)          (1.90)          (1.83)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $16.46          $13.86          $16.75          $19.68          $20.97
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                19.78          (15.14)         (12.58)           3.41           12.55
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $196,091        $205,097        $309,868        $387,088        $479,425
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              1.40            1.36            1.32            1.31            1.29
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              1.03             .82             .64             .89             .82
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                32.71           29.94           36.90           52.23           50.36
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------------
                                                             For the
                                                              period
                                                         January 21,
                                                            2003+ to
Per-share                                                 October 31
operating performance                                           2003
---------------------------------------------------------------------
Net asset value,
beginning of period                                           $14.58
---------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------
Net investment income (a)                                        .15
---------------------------------------------------------------------
Net realized and unrealized
gain on investments                                             1.98
---------------------------------------------------------------------
Total from
investment operations                                           2.13
---------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------
From net
investment income                                               (.13)
---------------------------------------------------------------------
Total distributions                                             (.13)
---------------------------------------------------------------------
Net asset value,
end of period                                                 $16.58
---------------------------------------------------------------------
Total return at
net asset value (%)(b)                                         14.71*
---------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $1
---------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                        .90*
---------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                        .99*
---------------------------------------------------------------------
Portfolio turnover (%)                                         32.71
---------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------


Per-share                                                   Year ended October 31
operating performance                  2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $13.98          $16.89          $19.85          $21.14          $20.47
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)               .26             .26             .26             .30             .33
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             2.61           (2.60)          (2.56)            .46            2.33
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  2.87           (2.34)          (2.30)            .76            2.66
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.24)           (.25)           (.30)           (.31)           (.33)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --            (.32)           (.36)          (1.74)          (1.66)
------------------------------------------------------------------------------------------------------------
Total distributions                    (.24)           (.57)           (.66)          (2.05)          (1.99)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $16.61          $13.98          $16.89          $19.85          $21.14
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                20.73          (14.46)         (11.96)           4.18           13.44
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $1,627,740      $1,360,104      $1,460,710      $1,530,454      $1,702,442
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               .65             .61             .57             .56             .54
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              1.77            1.58            1.39            1.63            1.56
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                32.71           29.94           36.90           52.23           50.36
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
October 31, 2003

Note 1
Significant accounting policies

The Putnam Fund for Growth and Income (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income by investing primarily in a portfolio of common stocks that offer the potential for capital growth, current income or both.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on January 21, 2003. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and Class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2003, the value of securities loaned amounted to $62,844,495. The fund received cash collateral of $65,299,096 which is pooled with collateral of other Putnam funds into 32 issuers of high-grade short-term investments.

G) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2003, the fund had a capital loss carryover of $1,915,201,162 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
-------------------------------------
$1,033,502,919    October 31, 2010
   881,698,243    October 31, 2011

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, nontaxable dividends, and both realized and unrealized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2003, the fund reclassified $810,188 to decrease undistributed net investment income, with a decrease to accumulated net realized loss of $810,188.


The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:


Unrealized appreciation         $3,233,246,077
Unrealized depreciation         (1,375,492,414)
                                  ------------
Net unrealized appreciation      1,857,753,663
Undistributed ordinary income       44,203,937
Capital loss carryforward       (1,915,201,162)
Cost for federal income
tax purposes                   $18,531,056,918


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended, October 31, 2003, the fund's expenses were reduced by $3,569,049 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $9,314 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended October 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $1,630,943 and $16,826 from the sale of class A and class M shares, respectively, and received $6,237,241 and $13,721 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2003, Putnam Retail Management, acting as underwriter, received $14,366 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the year ended October 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $6,336,118,186 and $9,255,158,244, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the year are summarized as follows:


                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of year                    3,046,989        $1,675,844
----------------------------------------------------------------
Options opened                       7,008,547         7,845,264
Options exercised                     (706,167)         (785,073)
Options expired                     (2,286,730)       (1,538,433)
Options closed                      (7,062,639)       (7,197,602)
----------------------------------------------------------------
Written options
outstanding at
end of year                                 --               $--
----------------------------------------------------------------


Note 4
Capital shares

At October 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                     Year ended October 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         99,833,873    $1,462,775,910
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                    11,964,902       175,951,305
----------------------------------------------------------------
                                   111,798,775     1,638,727,215

Shares repurchased                (242,262,167)   (3,579,085,331)
----------------------------------------------------------------
Net decrease                      (130,463,392)  $(1,940,358,116)
----------------------------------------------------------------

                                     Year ended October 31, 2002
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                        209,314,339    $3,443,291,537
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                    29,773,046       514,436,954
----------------------------------------------------------------
                                   239,087,385     3,957,728,491

Shares repurchased                (280,530,851)   (4,437,942,938)
----------------------------------------------------------------
Net decrease                       (41,443,466)    $(480,214,447)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         23,818,472      $346,814,824
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,494,791        21,680,974
----------------------------------------------------------------
                                    25,313,263       368,495,798

Shares repurchased                 (78,844,929)   (1,130,637,069)
----------------------------------------------------------------
Net decrease                       (53,531,666)    $(762,141,271)
----------------------------------------------------------------

                                     Year ended October 31, 2002
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         36,128,980      $592,256,879
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     8,997,908       155,961,734
----------------------------------------------------------------
                                    45,126,888       748,218,613

Shares repurchased                (198,687,318)   (3,171,409,372)
----------------------------------------------------------------
Net decrease                      (153,560,430)  $(2,423,190,759)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,306,602       $34,083,222
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        50,168           735,065
----------------------------------------------------------------
                                     2,356,770        34,818,287

Shares repurchased                  (3,427,752)      (50,325,373)
----------------------------------------------------------------
Net decrease                        (1,070,982)     $(15,507,086)
----------------------------------------------------------------

                                     Year ended October 31, 2002
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,043,786       $66,395,924
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       215,464         3,760,986
----------------------------------------------------------------
                                     4,259,250        70,156,910

Shares repurchased                  (4,730,574)      (74,985,768)
----------------------------------------------------------------
Net decrease                          (471,324)      $(4,828,858)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,755,082       $25,704,440
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       111,890         1,633,086
----------------------------------------------------------------
                                     1,866,972        27,337,526

Shares repurchased                  (4,753,881)      (69,871,381)
----------------------------------------------------------------
Net decrease                        (2,886,909)     $(42,533,855)
----------------------------------------------------------------

                                     Year ended October 31, 2002
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,725,764       $45,030,306
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       442,469         7,675,525
----------------------------------------------------------------
                                     3,168,233        52,705,831

Shares repurchased                  (6,873,131)     (110,359,549)
----------------------------------------------------------------
Net decrease                        (3,704,898)     $(57,653,718)
----------------------------------------------------------------

                                    Period from January 21, 2003
                                    (commencement of operations)
                                             to October 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 69            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                 9
----------------------------------------------------------------
                                            69             1,009

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                69            $1,009
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         28,040,466      $418,734,714
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,517,568        22,462,126
----------------------------------------------------------------
                                    29,558,034       441,196,840

Shares repurchased                 (28,830,451)     (426,840,302)
----------------------------------------------------------------
Net increase                           727,583       $14,356,538
----------------------------------------------------------------

                                     Year ended October 31, 2002
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         39,751,536      $652,604,710
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     3,017,173        51,913,789
----------------------------------------------------------------
                                    42,768,709       704,518,499

Shares repurchased                 (31,947,187)     (508,712,773)
----------------------------------------------------------------
Net increase                        10,821,522      $195,805,726
----------------------------------------------------------------

At October 31, 2003, Putnam, LLC owned 69 class R shares of the fund (100% of class R shares outstanding), valued at $1,147.


Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission (SEC) in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals no longer have investment responsibilities with Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Federal tax information
(Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended October 31, 2003, the fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center, as a Trustee of Sea Education Association, and as a Director of Brandywine Trust Company. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer) and The Providence Journal Co. (a newspaper publisher). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.


  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of October 31, 2003, there were 102 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and Principal Financial
Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square, Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal
Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of The Putnam Fund for Growth and Income. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

----------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
----------------------

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN022-203403  002/881/427/511  12/03

Not FDIC Insured   May Lose Value    No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

The Putnam Fund for Growth and Income
Supplement to Annual Report dated 10/31/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 10/31/03

                                                                        NAV

1 year                                                                20.73%
5 years                                                                7.44
Annual average                                                         1.45
10 years                                                             138.39
Annual average                                                         9.08
Life of fund (since class A inception, 11/6/57)
Annual average                                                        12.39

Share value:                                                            NAV

10/31/02                                                             $13.98
10/31/03                                                             $16.61

----------------------------------------------------------------------------

Distributions:      No.       Income        Capital gains             Total
                     4        $0.237             --                  $0.237

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: December 23, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: December 23, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: December 23, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: December 23, 2003